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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 1, 2004

                                 LIFEPOINT, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                                  #33-0539168
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

1205 S. Dupont Street, Ontario, California                     91761
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(Address of Principal Executive Offices)                     (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code

ITEM 8.01         OTHER EVENTS

         LifePoint, Inc. (the "Company") issued a letter to stockholders detailing the Company's current progress. The letter is attached as exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(C)           EXHIBITS

         99.1     Copy of Letter to Stockholders dated December 1, 2004.





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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

                                        LIFEPOINT, INC.
                                        (Registrant)

Date: December 1, 2004                  By /s/ Craig S. Montesanti
                                           ---------------------------------
                                           Craig S. Montesanti
                                           Chief Accounting Officer